EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION  906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TPCO Holding Corp. (the “Company”) on Form 10-Q for the period ended S 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Troy Datcher, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2022	By:	/s/ Troy Datcher
Troy Datcher
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to TPCO Holding Corp. and will be retained by TPCO Holding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.